UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2006
                              (September 18, 2006)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

           Delaware                  000-16299                 13-3054685
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  (State or other jurisdiction      (Commission             (I.R.S. Employer
        of incorporation)           File Number)            Identification No.)

 700 Airport Blvd. Suite 300, Burlingame, CA             94010
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  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01 Other Events.

The registrant announced today that it will not further extend the exercise termination date for outstanding warrants to purchase an aggregate of approximately 6.8 million shares of common stock of the registrant. The warrants will expire if not exercised on or before September 30, 2006. The registrant will accept exercise of warrants postmarked on or before September 30th. The warrants were originally set to expire on March 31, 2006, and the exercise termination date had previously been extended to June 30, 2006. The exercise period was then extended from June 30, 2006 until September 30, 2006. The warrants, and the shares of common stock issuable upon exercise of such warrants were sold in reliance upon Rule 506 and Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been and will not be registered under the Act. This announcement is neither an offer to sell securities nor a solicitation of offers to purchase securities.

Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K is "furnished" and not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTs software inc.

Date:   September 18, 2006       By:   /s/   Kenneth Ruotolo
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                                       Kenneth Ruotolo, Chief Financial Officer